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                                                                    EXHIBIT 10.6

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "First Amendment") is made to be effective as of January 1, 2003, by and between BRE Properties, Inc. ("Company") and Bradley P. Griggs ("Executive") and amends that employment agreement between Company and Executive dated December 8, 2000 (the "Employment Agreement").

     The parties hereto agree to amend the Employment Agreement as follows:

     1. Annual Performance Bonus. Section 3.2 entitled "Annual Performance
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Bonus" is deleted in its entirety and replaced with the following:

          "3.2 Annual Performance Bonus. Effective for the calendar year 2003,
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     Executive shall be eligible to receive an annual incentive bonus (the
     "Annual Bonus") targeted at sixty percent (60%) of Base Salary for the achievement of the management by objective criteria established by the Board (the "MBO Criteria"). It is anticipated that, for any given year, the amount of the Annual Bonus could range from 0% of Base Salary (in the event of a failure to achieve the MBO Criteria), to sixty hundred percent (60%) of Base Salary (in the event of achievement of the MBO Criteria), to between sixty percent (60%) and ninety percent (90%) (in the event the Annual Criteria are exceeded). Except as otherwise specified in this Agreement, Executive shall earn the Annual Bonus only at the end of each of the Company's fiscal years during the Term. The Annual Bonus, if earned, shall be paid within 90 days after the end of each fiscal year."

     2. Future Long Term Incentive Awards. The following is hereby added as
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Section 3.4 of the Agreement:

          "3.4. Future Long Term Incentive Awards. Beginning with January 1,
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     2003 and continuing with each subsequent fiscal year during the Term,
     Executive shall be eligible to receive additional long-term incentive awards at the discretion of the Board. It is contemplated that such awards will take into account financial, operating, and other results achieved during the preceding fiscal year as well as future long-term performance goals. Such awards may be in the form of options, restricted shares, SARs, stock grants, or any other form of long-term compensation, as determined by the Board.

     3. Effect of Amendment. Except as modified hereby, the Employment Agreement
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shall continue in full force and effect. Any reference to the Employment
Agreement shall include this First Amendment.

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     IN WITNESS WHEREOF, this Agreement has been executed effective as of the date specified in the first paragraph.

                                                COMPANY: BRE PROPERTIES, INC.


                                                By: /s/ Frank McDowell
                                                    ----------------------------

                                                Its: President and CEO
                                                    ----------------------------

                                                EXECUTIVE: BRADLEY P. GRIGGS

                                                /s/ Bradley P. Griggs
                                                --------------------------------